UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 29, 2006

WITNESS SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29335	23-2518693
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

300 Colonial Center Parkway Roswell, GA	30076
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 754-1900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On August 29, 2006, A. Edward Miller filed a shareholder derivative lawsuit in the United States District Court for the Northern District of Georgia (Atlanta Division) naming Witness Systems, Inc. (the “Company”) as a nominal defendant and naming all of our current directors and a number of our current officers as defendants.  Miller vs. Gould et al., Civil Action No. 1:06-CV-2039 (N.D. Ga.).  The complaint alleges purported violations of federal and state law, including breaches of fiduciary duty, abuse of control, constructive fraud, corporate waste, unjust enrichment, gross mismanagement and violations of certain antifraud provisions of the federal securities laws (including Sections 10(b) and 14(a) of the Securities Exchange Act of 1934 and Rules 10b-5 and 14a-9 thereunder) in connection with certain stock option grants made by the Company.  The complaint seeks monetary damages in unspecified amounts, disgorgement of profits, an accounting, rescission of stock option grants, imposition of a constructive trust over the defendants’ stock options and proceeds derived therefrom, punitive damages, reimbursement of attorneys’ fees and other costs and expenses, an order directing the Company to adopt or put to a stockholder vote various proposals relating to corporate governance, and other relief as determined by the court.  The Company and its directors intend to review the allegations and respond when appropriate.

In addition, it has come to the attention of the Company from press releases and court filings that at least one class action securities lawsuit has been filed by an individual claiming to be a stockholder of the Company naming the Company and certain of its directors and officers as defendants in connection with certain stock option grants made by the Company.  Rosenberg vs. Gould et al., Civil Action No. 1:06-CV-1894 (N.D. Ga.).  The complaint, filed in the United States District Court for the Northern District of Georgia, alleges violations of Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder and seeks unspecified damages, attorneys’ fees and other costs and expenses, unspecified extraordinary, equitable and injunctive relief, and other relief as determined by the court.  To date, neither the Company nor, to the Company’s knowledge, any of the named directors and officers of the Company have been served with a summons or complaint in the Rosenberg lawsuit or any other purported class action securities lawsuit in connection with any of the Company’s stock option grants.

The Company does not intend to file further current reports on Form 8-K describing additional lawsuits, if any, which are based on allegations substantially similar to those contained in the complaints in the actions described herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2006	WITNESS SYSTEMS, INC.

	By:	/s/ William F. Evans
William F. Evans
Executive Vice President
and Chief Financial Officer